4Q22 Financial Highlights J A N U A R Y 1 3 , 2 0 2 3

2022 Financial Highlights

Revenue

Reported	Excluding notable items
$16.4bn	$16.9bn[(a)]

EPS

Reported	Excluding notable items
$2.90	$4.59[(a)]

Pre-tax income

Reported	Excluding notable items
$3.3bn	$4.9bn[(a)]

Pre-tax margin

Reported	Excluding notable items
20%	29%[(a)]

Returns

	Reported	Excluding notable items
ROE:	6.5%	10.3%[(a)]
ROTCE:	13.4%[(b)]	21.0%[(a)]

Capital ratios

T1L: 5.8%
CET1: 11.2%

- **Revenue up 3% YoY, up 6%**[(a)] excluding the impact of notable items
  - **Fee revenue flat YoY**
  - **Net interest revenue up 34% YoY**
- **Expense up 13% YoY, up 5%**[(a)] excluding the impact of notable items, and **up 8%**[(a)] excluding the impact of notable items and currency translation
- **Provision for credit losses** was **$39mm** compared with a provision benefit of $231mm in 2021
- Returned **$1.3bn** to common shareholders
- Board of Directors authorized a new **$5bn common equity share repurchase program**, effective January 1, 2023

(a) Represents a non-GAAP measure. See pages 16, 17 and 18 in the Appendix for the corresponding reconciliations of the non-GAAP measures of revenue, revenue growth, expense growth, pre-tax income, earnings per share, pre-tax margin, ROE and ROTCE excluding notable items and expense growth excluding notable items and currency translation.
(b) Represents a non-GAAP measure. See page 15 in the Appendix for the corresponding reconciliation of the non-GAAP measure of ROTCE.

2

BNY MELLON

4Q22 Financial Results

[dashed box] = excluding the impact of notable items

$mm, except per share data or unless otherwise noted	4Q22	3Q22	4Q21	4Q22 vs. 3Q22	4Q22 vs. 4Q21
Fee revenue	$3,222	$3,236	$3,231	—%	—%
Investment and other revenue	(360)	117	107	N/M	N/M
Net interest revenue	1,056	926	677	14%	56%
Total revenue	**$3,918**	**$4,279**	**$4,015**	Up 3%(c) **(8)%**	Up 9%(c) **(2)%**
Provision for credit losses	20	(30)	(17)	N/M	N/M
Noninterest expense	3,213	3,679	2,967	Up 1%(c) (13)%	Up 2%(c) 8%
Income before income taxes	**$685**	**$630**	**$1,065**	**9%**	**(36)%**
Net income applicable to common shareholders	**$509**	**$319**	**$822**	**60%**	**(38)%**
EPS	**$0.62**	**$0.39**	**$1.01**	Up 7%(c) **59%**	Up 25%(c) **(39)%**
Avg. common shares and equivalents outstanding (mm) – diluted	816	815	817	—%	—%
Operating leverage(a)				+203 bps(c) 423 bps	+665 bps(c) N/M
Pre-tax margin	31%(c) **17%**	**15%**	**27%**		
ROE	11.9%(c) 5.7%	3.5%	8.6%		
ROTCE(b)	23.6%(c) **11.5%**	**7.5%**	**17.2%**		

Notable items impacting the quarter

Increase / (decrease)	Revenue	Expense	EPS
4Q22	(460)	213	$(0.67)
3Q22	37	714	$(0.81)
4Q21	—	37	$(0.04)

4Q22: Impact of net loss from repositioning the securities portfolio, a disposal loss, severance expense and litigation reserves

3Q22: Impact of goodwill impairment, a disposal gain, severance expense and litigation reserves

4Q21: Impact of severance expense and litigation reserves

(a) Note: See page 13 in the Appendix for corresponding footnotes.
(b) Represents a non-GAAP measure. See page 15 in the Appendix for the corresponding reconciliation of the non-GAAP measure of ROTCE.
(c) Represents a non-GAAP measure. See pages 16, 17 and 18 in the Appendix for the corresponding reconciliations of the non-GAAP measures of revenue growth, expense growth, earnings per share growth, operating leverage, pre-tax margin, ROE and ROTCE excluding notable items.
N/M – not meaningful.

3

BNY MELLON

2022 Financial Results

[dashed box] = excluding the impact of notable items

$mm, except per share data or unless otherwise noted		2022	2021	2022 vs. 2021	
Fee revenue		$12,955	$12,977	—%	
Investment and other revenue		(82)	336	N/M	
Net interest revenue		3,504	2,618	34%	
Total revenue		**$16,377**	**$15,931**	**3%**	Up 6%[c]
Provision for credit losses		39	(231)	N/M	
Noninterest expense		13,010	11,514	13%	Up 5%[c], or up 8%[c] excluding currency translation
Income before income taxes		**$3,328**	**$4,648**	**(28)%**	
Net income applicable to common shareholders		**$2,362**	**$3,552**	**(34)%**	
EPS		**$2.90**	**$4.14**	**(30)%**	Up 8%[c]
Avg. common shares and equivalents outstanding (mm) – diluted		815	856	(5)%	
Operating leverage[(a)]				N/M	+86 bps[(c)]
Pre-tax margin	29%[(c)]	**20%**	**29%**		
ROE	10.3%[(c)]	6.5%	8.9%		
ROTCE[(b)]	21.0%[(c)]	**13.4%**	**17.1%**		

Notable items impacting the year

Increase / (decrease)	Revenue	Expense	EPS
2022	(511)	1,029	$(1.69)
2021	13	129	$(0.10)

2022: Impact of goodwill impairment, net loss from repositioning the securities portfolio, severance expense, litigation reserves, accelerated amortization of deferred costs for depositary receipts services related to Russia and net gains on disposals

2021: Impact of litigation reserves, severance expense and gains on disposals

(a) Note: See page 13 in the Appendix for corresponding footnotes.
(b) Represents a non-GAAP measure. See page 15 in the Appendix for the corresponding reconciliation of the non-GAAP measure of ROTCE.
(c) Represents a non-GAAP measure. See pages 16, 17 and 18 in the Appendix for the corresponding reconciliations of the non-GAAP measures of revenue growth, expense growth, earnings per share growth, operating leverage, pre-tax margin, ROE and ROTCE excluding notable items and expense growth excluding notable items and currency translation.
N/M – not meaningful.

4

BNY MELLON

5 4Q22 3Q22 4Q21 Consolidated regulatory capital ratios:(a) Tier 1 leverage ratio 5.8% 5.4% 5.5% Supplementary leverage ratio ("SLR") 6.8 6.3 6.6 Common Equity Tier 1 ratio – Advanced Approaches 11.2 10.1 11.4 Common Equity Tier 1 ratio – Standardized Approach 11.4 10.0 11.2 Consolidated regulatory liquidity ratios: Liquidity coverage ratio ("LCR") 118% 116% 109% Cash dividends per common share $0.37 $0.37 $0.34 Common stock dividends ($mm) $305 $303 $280 Common stock repurchases ($mm) 2 2 1,249 Book value per common share $44.40 $43.18 $47.50 Tangible book value per common share(b) 23.11 21.55 24.31 Common shares outstanding (mm) 808 808 804 Capital and Liquidity Note: See page 13 in the Appendix for corresponding footnotes.

6 4Q22 vs. $bn, avg. 4Q22 3Q22 4Q21 Deposits: Noninterest-bearing $76 (11)% (17)% Interest-bearing 208 2% (10)% Total deposits $284 (2)% (12)% Interest-earning assets: Cash and reverse repo 136 4% (10)% Loans 67 (1)% 4% Investment securities: HQLA 119 (2)% (8)% Non-HQLA 25 (9)% (17)% Total investment securities $144 (3)% (10)% Total interest-earning assets $353 —% (8)% Net Interest Revenue and Balance Sheet Trends N e t I n t e r e s t R e v e n u e ( $ m m ) +14% +56% • Avg. deposits of $284bn down 2% QoQ • Avg. interest-earning assets of $353bn flat QoQ • Net interest revenue of $1,056mm up 14% QoQ, primarily reflects higher interest rates on interest-earning assets, partially offset by higher funding expense 677 926 1,056 4Q21 3Q22 4Q22

7 4Q22 vs. $mm, unless otherwise noted 4Q22 3Q22 4Q21 Staff $1,802 8% 10% Software and equipment 432 3% 14% Professional, legal and other purchased services 415 14% 6% Net occupancy 143 15% 8% Sub-custodian and clearing 112 (10)% (7)% Distribution and servicing 86 (2)% 15% Business development 45 32% 2% Bank assessment charges 19 (46)% (37)% Goodwill impairment — N/M N/M Amortization of intangible assets 16 (6)% (16)% Other 143 19% (1)% Total noninterest expense $3,213 (13)% 8% Noninterest Expense • Noninterest expense up 8% YoY, primarily reflecting higher severance expense – Excluding notable items, noninterest expense up 2%(a), primarily reflecting higher investments in growth, infrastructure and efficiency initiatives and higher revenue-related expenses, as well as the impact of inflation, partially offset by the favorable impact of a stronger U.S. dollar • Noninterest expense down 13% QoQ, excluding notable items, noninterest expense up 1%(a) (a) Represents a non-GAAP measure. See page 16 in the Appendix for the corresponding reconciliation of the non-GAAP measures of expense growth excluding notable items. Up 2% (a) excluding notable items Up 1% (a) excluding notable items

8 4Q22 vs. $mm, unless otherwise noted 4Q22 3Q22 4Q21 Total revenue by line of business: Asset Servicing $1,681 5% 15% Issuer Services 491 3% 30% Total revenue $2,172 5% 18% Provision for credit losses 11 N/M N/M Noninterest expense 1,576 1% 6% Income before income taxes $585 12% 67% Fee revenue 1,446 1% 2% Net interest revenue 656 22% 79% Foreign exchange revenue 149 13% 1% Securities lending revenue(a) 50 4% 11% Financial ratios, balance sheet data and metrics: Pre-tax margin 27% 175 bps 787 bps AUC/A ($trn, period end)(b)(c) $31.4 5% (9)% Deposits ($bn, avg.) $177 —% (12)% Market value of securities on loan ($bn, period end)(d) $449 3% —% • Total revenue of $2,172mm up 18% YoY – Asset Servicing up 15% YoY, primarily reflecting higher net interest revenue, lower money market fee waivers and higher client activity, partially offset by lower market values and the unfavorable impact of a stronger U.S. dollar – Issuer Services up 30% YoY, primarily reflecting higher net interest revenue and lower money market fee waivers • Noninterest expense of $1,576mm up 6% YoY, primarily reflecting higher investments in growth, infrastructure and efficiency initiatives, as well as the impact of inflation, partially offset by the favorable impact of a stronger U.S. dollar • Income before income taxes of $585mm up 67% YoY Securities Services Note: See page 13 in the Appendix for the corresponding footnotes. N/M – not meaningful.

Market and Wealth Services

$mm, unless otherwise noted	4Q22	4Q22 vs. 3Q22	4Q22 vs. 4Q21
Total revenue by line of business:			
Pershing	$673	2%	22%
Treasury Services	382	(2)%	15%
Clearance and Collateral Management	344	8%	19%
Total revenue	**$1,399**	**2%**	**19%**
Provision for credit losses	6	N/M	N/M
Noninterest expense	785	7%	16%
Income before income taxes	**$608**	**(4)%**	**21%**
Fee revenue	988	1%	14%
Net interest revenue	396	5%	33%

Financial ratios, balance sheet data and metrics:	4Q22	4Q22 vs. 3Q22	4Q22 vs. 4Q21
Pre-tax margin	43%	(266) bps	64 bps
AUC/A ($trn, end of period)[(a)(b)]	$12.7	6%	8%
Deposits ($bn, avg.)	$86	(5)%	(14)%
Pershing:			
Net new assets (U.S. platform) ($bn)[(c)]	$42	N/M	N/M
Avg. active clearing accounts ('000)	7,603	2%	4%
Treasury Services:			
Avg. daily U.S. dollar payment volumes ('000)	246	5%	—%
Clearance and Collateral Management:			
Avg. tri-party collateral management balances ($bn)	$5,451	—%	10%

Note: See page 13 in the Appendix for the corresponding footnotes. *N/M – not meaningful.*

- **Total revenue** of $1,399mm **up 19% YoY**
  - **Pershing up 22% YoY**, primarily reflecting lower money market fee waivers, higher fees on sweep balances and higher net interest revenue, partially offset by the impact of prior year lost business and the impact of lower equity markets
  - **Treasury Services up 15% YoY**, primarily reflecting higher net interest revenue and lower money market fee waivers
  - **Clearance and Collateral Management up 19% YoY**, primarily reflecting higher net interest revenue and U.S. government clearance volumes
- **Noninterest expense** of $785mm **up 16% YoY**, primarily reflecting higher investments in growth, infrastructure and efficiency initiatives, as well as the impact of inflation, partially offset by the favorable impact of a stronger U.S. dollar
- **Income before income taxes** of $608mm **up 21% YoY**

9

BNY MELLON

Investment and Wealth Management

$mm, unless otherwise noted	4Q22	4Q22 vs. 3Q22	4Q22 vs. 4Q21
Total revenue by line of business:			
Investment Management	$550	(5)%	(22)%
Wealth Management	275	(3)%	(12)%
Total revenue	**$825**	**(4)%**	**(19)%**
Provision for credit losses	1	N/M	N/M
Noninterest expense	699	(48)%	(7)%
Income before income taxes	**$125**	**125%**	**(55)%**
Fee revenue	776	(4)%	(18)%
Net interest revenue	52	(9)%	2%

Financial ratios, balance sheet data and metrics:	4Q22	4Q22 vs. 3Q22	4Q22 vs. 4Q21
Pre-tax margin	15%	N/M	(1,213) bps
Adjusted pre-tax operating margin – Non-GAAP[b]	17%	N/M	(1,252) bps
AUM ($bn, end of period)[c]	$1,836	3%	(25)%
Loans ($bn, avg.)	$14	(1)%	13%
Deposits ($bn, avg.)	$16	(5)%	(11)%
Wealth Management:			
Client assets ($bn, end of period)[d]	$269	5%	(16)%

- **Total revenue** of $825mm **down 19% YoY**
  - **Investment Management down 22% YoY**, primarily reflecting lower market values, the mix of cumulative net inflows, the unfavorable impact of a stronger U.S. dollar, the impact of the Alcentra divestiture and strategic equity investment gains recorded in 4Q21, partially offset by lower money market fee waivers
  - **Wealth Management revenue down 12% YoY**, primarily reflecting lower market values
- **Noninterest expense** of $699 **down 7% YoY**, primarily reflecting the impact of the Alcentra divestiture, the favorable impact of a stronger U.S. dollar, and lower revenue-related expenses, partially offset by higher severance expense
  - **Noninterest expense down 48% QoQ**, excluding notable items, noninterest expense **up 1%**[a]
- **Income before income taxes** of $125mm **down 55% YoY**
- **AUM** of $1.8trn **down 25% YoY**, driven by lower market values, the unfavorable impact of a stronger U.S. dollar and the divestiture of Alcentra, partially offset by net inflows
- Wealth Management **client assets** of $269bn **down 16% YoY**, primarily driven by lower markets

(a) Represents a non-GAAP measure. See page 19 in the Appendix for the corresponding reconciliation of the non-GAAP measures of expense growth, excluding notable items.
(b) Adjusted pre-tax operating margin is net of distribution and servicing expense. Represents a non-GAAP measure. See page 19 in the Appendix for corresponding reconciliation of the non-GAAP measure of adjusted pre-tax operating margin.
Note: See page 13 in the Appendix for the corresponding footnotes (c) and (d).
N/M – not meaningful.

10
BNY MELLON

11 • Total revenue includes corporate treasury and other investment activity, including hedging activity which has an offsetting impact between fee and other revenue and net interest expense – YoY and QoQ decreases in total revenue primarily reflect the $449 million net loss from repositioning the securities portfolio • Noninterest expense increased YoY and QoQ, primarily driven by higher severance expense $mm, unless otherwise noted 4Q22 3Q22 4Q21 Fee revenue $12 $28 $2 Investment and other revenue (442) (5) 19 Net interest (expense) (48) (47) (38) Total revenue $(478) $(24) $(17) Provision for credit losses 2 (26) (1) Noninterest expense 153 29 55 (Loss) before income taxes $(633) $(27) $(71) Other Segment

Appendix

13 Footnotes Page 3 – 4Q22 Financial Results (a) Operating leverage is the rate of increase (decrease) in total revenue less the rate of increase (decrease) in total noninterest expense. Page 4 – 2022 Financial Results (a) Operating leverage is the rate of increase (decrease) in total revenue less the rate of increase (decrease) in total noninterest expense. Page 5 – Capital and Liquidity (a) Regulatory capital ratios for December 31, 2022 are preliminary. For our CET1, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for December 31, 2022 was the Advanced Approaches, for September 30, 2022 was the Standardized Approach, and for December 31, 2021 was the Standardized Approach. (b) Tangible book value per common share — Non-GAAP excludes goodwill and intangible assets, net of deferred tax liabilities. See page 15 for corresponding reconciliation of this non-GAAP measure. Page 8 – Securities Services (a) Included in investment services fees in the Asset Servicing business. (b) December 31, 2022 information is preliminary. (c) Consists of AUC/A primarily from the Asset Servicing business and, to a lesser extent, the Issuer Services business. Includes the AUC/A of CIBC Mellon Global Securities Services Company (“CIBC Mellon”), a joint venture with the Canadian Imperial Bank of Commerce, of $1.5trn at December 31, 2022, $1.4trn at September 30, 2022, and $1.7trn at December 31, 2021. (d) Represents the total amount of securities on loan in our agency securities lending program. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $68 billion at December 31,2022, $75bn at September 30, 2022, and $71bn at December 31, 2021. Page 9 – Market and Wealth Services (a) December 31, 2022 information is preliminary. (b) Consists of AUC/A from the Clearance and Collateral Management and Pershing lines of business. (c) Net new assets represent net flows of assets (e.g., net cash deposits and net securities transfers, including dividends and interest) in customer accounts in Pershing LLC, a U.S. broker-dealer. Page 10 – Investment and Wealth Management (c) December 31, 2022 information is preliminary. Excludes assets managed outside of the Investment and Wealth Management business segment. (d) December 31, 2022 information is preliminary. Includes AUM and AUC/A in the Wealth Management business.

Money Market Fee Waivers Impact

	4Q22	3Q22	2Q22	1Q22	4Q21	FY22	FY21
Investment services fees (see table below)	$ —	$ (1)	$ (26)	$ (126)	$ (148)	$ (153)	$ (547)
Investment management and performance fees	(19)	(21)	(40)	(85)	(116)	(165)	(429)
Distribution and servicing fees	—	—	(2)	(11)	(14)	(13)	(51)
Total fee revenue	**(19)**	**(22)**	**(68)**	**(222)**	**(278)**	**(331)**	**(1,027)**
Less: Distribution and servicing expense	—	—	2	23	35	25	111
Net impact of money market fee waivers	**$ (19)**	**$ (22)**	**$ (66)**	**$ (199)**	**$ (243)**	**$ (306)**	**$ (916)**
Impact to investment services fees by line of business[(a)]							
Asset Servicing	$ —	$ —	$ —	$ (19)	$ (31)	$ (19)	$ (105)
Issuer Services	—	—	(1)	(11)	(18)	(12)	(62)
Pershing	—	(1)	(25)	(90)	(89)	(116)	(343)
Treasury Services	—	—	—	(6)	(10)	(6)	(37)
Total impact to investment services fees by line of business	**$ —**	**$ (1)**	**$ (26)**	**$ (126)**	**$ (148)**	**$ (153)**	**$ (547)**
Impact to revenue by line of business[(a)]							
Asset Servicing	$ —	$ —	$ (1)	$ (28)	$ (50)	$ (29)	$ (176)
Issuer Services	—	(1)	(1)	(14)	(24)	(16)	(83)
Pershing	—	(1)	(29)	(107)	(106)	(137)	(401)
Treasury Services	—	—	—	(8)	(14)	(8)	(52)
Investment Management	(19)	(20)	(37)	(63)	(81)	(139)	(303)
Wealth Management	—	—	—	(2)	(3)	(2)	(12)
Total impact to revenue by line of business	**$ (19)**	**$ (22)**	**$ (68)**	**$ (222)**	**$ (278)**	**$ (331)**	**$ (1,027)**

(a) The line of business revenue for management reporting purposes reflects the impact of revenue transferred between the businesses.

14

BNY MELLON

Return on Common Equity and Tangible Common Equity Reconciliation

	4Q22	3Q22	4Q21	FY22	FY21
Net income applicable to common shareholders of The Bank of New York Mellon Corporation — GAAP	$ 509	$ 319	$ 822	$ 2,362	$ 3,552
Add: Amortization of intangible assets	16	17	19	67	82
Less: Tax impact of amortization of intangible assets	4	4	5	16	20
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets — Non-GAAP	$ 521	$ 332	$ 836	$ 2,413	$ 3,614
Average common shareholders' equity	$ 35,259	$ 35,942	$ 37,941	$ 36,175	$ 39,695
Less: Average goodwill	16,229	17,189	17,481	17,060	17,492
Average intangible assets	2,905	2,922	2,988	2,939	2,979
Add: Deferred tax liability — tax deductible goodwill	1,181	1,175	1,178	1,181	1,178
Deferred tax liability — intangible assets	660	660	676	660	676
Average tangible common shareholders' equity — Non-GAAP	$ 17,966	$ 17,666	$ 19,326	$ 18,017	$ 21,078
Return on common equity[(a)] — GAAP	5.7%	3.5%	8.6%	6.5%	8.9%
Return on tangible common equity[(a)] — Non-GAAP	11.5%	7.5%	17.2%	13.4%	17.1%

Book Value and Tangible Book Value Per Common Share Reconciliation

	2022 Dec. 31	2022 Sept. 30	2021 Dec. 31
BNY Mellon shareholders' equity at period end — GAAP	$ 40,734	$ 39,737	$ 43,034
Less: Preferred stock	4,838	4,838	4,838
BNY Mellon common shareholders' equity at period end — GAAP	35,896	34,899	38,196
Less: Goodwill	16,150	16,412	17,512
Intangible assets	2,901	2,902	2,991
Add: Deferred tax liability — tax deductible goodwill	1,181	1,175	1,178
Deferred tax liability — intangible assets	660	660	676
BNY Mellon tangible common shareholders' equity at period end — Non-GAAP	$ 18,686	$ 17,420	$ 19,547
Period-end common shares outstanding (in thousands)	808,445	808,280	804,145
Book value per common share — GAAP	$ 44.40	$ 43.18	$ 47.50
Tangible book value per common share — Non-GAAP	$ 23.11	$ 21.55	$ 24.31

(a) Quarterly returns are annualized.

15

BNY MELLON

Reconciliation of Non-GAAP measures – Impact of Notable Items

	4Q22	3Q22	4Q21	4Q22 vs. 3Q22	4Q22 vs. 4Q21	2022	2021	2022 vs. 2021
Total revenue — GAAP	$ 3,918	$ 4,279	$ 4,015	(8)%	(2)%	$ 16,377	$ 15,931	3 %
Notable items[a]	(460)	37	—			(511)	13	
Total revenue, ex-notables — Non-GAAP	**$ 4,378**	**$ 4,242**	**$ 4,015**	**3 %**	**9 %**	**$ 16,888**	**$ 15,918**	**6 %**
Investment and other revenue — GAAP	$ (360)					$ (82)		
Notable items[a]	(460)					(423)		
Investment and other revenue, ex-notables — Non-GAAP	**$ 100**					**$ 341**		
Noninterest expense — GAAP	$ 3,213	$ 3,679	$ 2,967	(13)%	8 %	$ 13,010	$ 11,514	13 %
Notable items[a]	213	714	37			1,029	129	
Noninterest expense, ex-notables — Non-GAAP	**$ 3,000**	**$ 2,965**	**$ 2,930**	**1 %**	**2 %**	**$ 11,981**	**$ 11,385**	**5 %**
Income before income taxes — GAAP	$ 685	$ 630	$ 1,065			$ 3,328	$ 4,648	
Notable items[a]	(673)	(677)	(37)			(1,540)	(116)	
Income before income taxes, ex-notables — Non-GAAP	**$ 1,358**	**$ 1,307**	**$ 1,102**			$ 4,868	$ 4,764	
Net income applicable to common shareholders — GAAP	$ 509	$ 319	$ 822	60 %	(38)%	$ 2,362	$ 3,552	(34)%
Notable items[a]	(548)	(664)	(30)			(1,378)	(85)	
Net income applicable to common shareholders, ex-notables — Non-GAAP	**$ 1,057**	**$ 983**	**$ 852**	**8 %**	**24 %**	**$ 3,740**	**$ 3,637**	**3 %**
Diluted earnings per share — GAAP	$ 0.62	$ 0.39	$ 1.01	59 %	(39)%	$ 2.90	$ 4.14	(30)%
Notable items[a]	(0.67)	(0.81)	(0.04)			(1.69)	(0.10)	
Diluted earnings per share, ex-notables — Non-GAAP	**$ 1.30**[b]	**$ 1.21**[b]	**$ 1.04**[b]	**7 %**	**25 %**	**$ 4.59**	**$ 4.24**	**8 %**
Operating leverage — GAAP[c]				423 bps	(1,071) bps			(1,019) bps
Operating leverage, ex-notables — Non-GAAP[a][c]				**203 bps**	**665 bps**			**86 bps**

(a) Notable items in 4Q22 include the net loss from repositioning the securities portfolio, a disposal loss (reflected in investment and other revenue), severance expense and litigation reserves. Notable items in 3Q22 include goodwill impairment, a disposal gain (reflected in investment and other revenue), severance expense and litigation reserves. Notable items in 4Q21 include severance expense and litigation reserves. Notable items in 2022 include the 3Q22 goodwill impairment, the 4Q22 net loss from repositioning the securities portfolio, severance expense, litigation reserves, the 1Q22 accelerated amortization of deferred costs for depositary receipts services related to Russia and net gains on disposals (reflected in investment and other revenue). Notable items in 2021 include litigation reserves, severance expense and gains on disposals (reflected in investment and other revenue).
(b) Does not foot due to rounding. (c) Operating leverage is the rate of increase (decrease) in total revenue less the rate of increase (decrease) in total noninterest expense.

16

BNY MELLON

Pre-tax Operating Margin Reconciliation – Impact of Notable Items

	4Q22			2022		
	Results – GAAP	Notable items[a]	Non-GAAP ex. notable items	Results – GAAP	Notable items[a]	Non-GAAP ex. notable items
Total revenue	$ 3,918	(460)	$ 4,378	$ 16,377	(511)	$ 16,888
Provision for credit losses	20	—	20	39	—	39
Noninterest expense	3,213	213	3,000	13,010	1,029	11,981
Income before income taxes	$ 685	$ (673)	$ 1,358	$ 3,328	$ (1,540)	$ 4,868
Pre-tax operating margin[b]	17%		31%	20%		29%

Noninterest Expense Reconciliation – Impact of Notable Items and Impact of Changes in Foreign Currency Exchange Rates

	2022	2021	2022 vs. 2021
Noninterest expense — GAAP	$ 13,010	$ 11,514	13%
Notable items[a]	1,029	129	
Impact of changes in foreign currency exchange rates	—	(292)	
Noninterest expense, ex. notables and currency adjustment— Non-GAAP	**$ 11,981**	**$ 11,093**	**8%**

(a) Notable items in 4Q22 include the net loss from repositioning the securities portfolio, a disposal loss (reflected in investment and other revenue), severance expense and litigation reserves. Notable items in 2022 include the 3Q22 goodwill impairment, the 4Q22 net loss from repositioning the securities portfolio, severance expense, litigation reserves, the 1Q22 accelerated amortization of deferred costs for depositary receipts services related to Russia and net gains on disposals (reflected in investment and other revenue).
(b) Income before income taxes divided by total revenue.

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BNY MELLON

Return on Common Equity and Tangible Common Equity Reconciliation – Impact of Notable Items

	4Q22 Results – GAAP	4Q22 Notable items[(a)]	4Q22 Non-GAAP ex. notable items	2022 Results – GAAP	2022 Notable items[(a)]	2022 Non-GAAP ex. notable items
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$ 509	$ (548)	$ 1,057	$ 2,362	$ (1,378)	$ 3,740
Add: Amortization of intangible assets	16	—	16	67	—	67
Less: Tax impact of amortization of intangible assets	4	—	4	16	—	16
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible asset	$ 521	$ (548)	$ 1,069	$ 2,413	$ (1,378)	$ 3,791
Average common shareholders' equity	$ 35,259	—	$ 35,259	$ 36,175	—	$ 36,175
Less: Average goodwill	16,229	—	16,229	17,060	—	17,060
Average intangible assets	2,905	—	2,905	2,939	—	2,939
Add: Deferred tax liability — tax deductible goodwill	1,181	—	1,181	1,181	—	1,181
Deferred tax liability — intangible assets	660	—	660	660	—	660
Average tangible common shareholders' equity	$ 17,966	—	$ 17,966	$ 18,017	—	$ 18,017
Return on common equity[(b)]	5.7%		11.9%	6.5%		10.3%
Return on tangible common equity[(b)]	11.5%		23.6%	13.4%		21.0%

Tax Rate Reconciliation – Impact of Notable Items

	4Q22 Results – GAAP	4Q22 Notable items[(a)]	4Q22 Non-GAAP ex. notable items	2022 Results – GAAP	2022 Notable items[(a)]	2022 Non-GAAP ex. notable items
Provision for income taxes	$ 142	$ (125)	$ 267	$ 768	$ (162)	$ 930
Income before income taxes	$ 685	$ (673)	$ 1,358	$ 3,328	$ (1,540)	$ 4,868
Effective tax rate	20.7%		19.7%	23.1%		19.1%

(a) Notable items in 4Q22 include the net loss from repositioning the securities portfolio, a disposal loss (reflected in investment and other revenue), severance expense and litigation reserves. Notable items in 2022 include the 3Q22 goodwill impairment, the 4Q22 net loss from repositioning the securities portfolio, severance expense, litigation reserves, the 1Q22 accelerated amortization of deferred costs for depositary receipts services related to Russia and net gains on disposals (reflected in investment and other revenue).
(b) Quarterly returns are annualized.

18

BNY MELLON

19 (a) Income before income taxes divided by total revenue. (b) Notable items in 4Q22 include severance expense. Notable items in 3Q22 include goodwill impairment and severance expense. 4Q22 4Q21 Income before income taxes — GAAP $ 125 $ 278 Total revenue — GAAP $ 825 $ 1,020 Less: Distribution and servicing expense 87 75 Adjusted total revenue, net of distribution and servicing expense — Non-GAAP $ 738 $ 945 Pre-tax operating margin — GAAP(a) 15% 27% Adjusted pre-tax operating margin, net of distribution and servicing expense — Non-GAAP(a) 17% 29% Pre-tax Operating Margin Reconciliation – Investment and Wealth Management Segment Investment and Wealth Management Segment Reconciliation of Non-GAAP measures – Impact of Notable Items 4Q22 vs. 4Q22 3Q22 3Q22 Noninterest expense — GAAP $ 699 $ 1,356 (48) % Notable items(b) 14 679 Noninterest expense, ex-notables — Non-GAAP $ 685 $ 677 1%

20 A number of statements in The Bank of New York Mellon Corporation’s (the “Corporation”) presentations, the accompanying slides and the responses to your questions are “forward-looking statements.” Words such as “estimate,” “forecast,” “project,” “anticipate,” “likely,” “target,” “expect,” “intend,” “continue,” “seek,” “believe,” “plan,” “goal,” “could,” “should,” “would,” “may,” “might,” “will,” “strategy,” “synergies,” “opportunities,” “trends,” “ambition,” “objective,” “aim,” “future,” “potentially,” “outlook” and words of similar meaning may signify forward-looking statements. These statements relate to, among other things, the Corporation’s expectations regarding: capital plans including repurchases, strategic priorities, financial goals, organic growth, performance, organizational quality and efficiency, investments, including in technology and product development, capabilities, resiliency, revenue, net interest revenue, money market fee waivers, fees, expenses, cost discipline, sustainable growth, innovation in products and services, company management, human capital management (including related ambitions, objectives, aims and goals), deposits, interest rates and yield curves, securities portfolio, taxes, business opportunities, divestments, volatility, preliminary business metrics and regulatory capital ratios and statements regarding the Corporation’s aspirations, as well as the Corporation’s overall plans, strategies, goals, objectives, expectations, outlooks, estimates, intentions, targets, opportunities, focus and initiatives, including the potential effects of the coronavirus pandemic on any of the foregoing. These forward-looking statements are based on assumptions that involve risks and uncertainties and that are subject to change based on various important factors (some of which are beyond the Corporation’s control). Actual outcomes may differ materially from those expressed or implied as a result of a number of factors, including, but not limited to, those discussed in “Risk Factors” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2021 (the “2021 Annual Report”) and in other filings of the Corporation with the Securities and Exchange Commission (the “SEC”). Statements about the effects of the current and near-term market and macroeconomic outlook on the Corporation, including on its business, operations, financial performance and prospects, may constitute forward-looking statements, and are based on assumptions that involve risks and uncertainties and that are subject to change based on various important factors (some of which are beyond the Corporation's control), including geopolitical risks (including those related to Russia’s invasion of Ukraine), as well as the scope and duration of the pandemic, actions taken by governmental authorities and other third parties in response to the pandemic, the availability, use and effectiveness of vaccines, and the direct and indirect impact of the pandemic on the Corporation, its clients, customers and third parties. The timing, manner and amount of repurchases is subject to various factors, including our capital position, capital deployment opportunities, prevailing market conditions, legal and regulatory considerations, and our outlook for the economic environment. Preliminary business metrics and regulatory capital ratios are subject to change, possibly materially, as the Corporation completes its Annual Report on Form 10-K for the year ended December 31, 2022. All forward-looking statements speak only as of January 13, 2023, and the Corporation undertakes no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events. For additional information regarding the Corporation, please refer to the Corporation's SEC filings available at www.bnymellon.com/investorrelations. Non-GAAP Measures: In this presentation we discuss certain non-GAAP measures in detailing the Corporation’s performance, which exclude certain items or otherwise include components that differ from GAAP. We believe these measures are useful to the investment community in analyzing the financial results and trends of ongoing operations. We believe they facilitate comparisons with prior periods and reflect the principal basis on which the Corporation’s management monitors financial performance. Additional disclosures relating to non-GAAP measures are contained in the Corporation’s reports filed with the SEC, including the 2021 Annual Report, and the fourth quarter 2022 earnings release and the fourth quarter 2022 financial supplement, and are available at www.bnymellon.com/investorrelations. Cautionary Statement